EATON VANCE RICHARD BERNSTEIN ALL ASSET STRATEGY FUND

EATON VANCE RICHARD BERNSTEIN EQUITY STRATEGY FUND

Supplement to Prospectus and Statement of Additional Information dated January 1, 2025

The following changes are effective February 3, 2025:

1.       The name of Eaton Vance Richard Bernstein All Asset Strategy Fund is changed to Eaton Vance RBA All Asset Strategy Fund, and all references to the Fund will be replaced with “Eaton Vance RBA All Asset Strategy Fund”.

2.       The name of Eaton Vance Richard Bernstein Equity Strategy Fund is changed to Eaton Vance RBA Equity Strategy Fund, and all references to the Fund will be replaced with “Eaton Vance RBA Equity Strategy Fund”.

January 2, 2025	48576-00 1.2.25